UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

BOWL AMERICA INCORPORATED

__________________________________________________

(Exact name of Registrant as specified in its charter)

MARYLAND	1-7829	54-0646173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6446 Edsall Road, Alexandria, VA	22312
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (703) 941-6300

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

     On December 3, 2013, Bowl America Incorporated (the “Company”) held an annual meeting of its stockholders for the following purposes:

1. To elect eight nominees as directors as follows:

The board of directors nominated two nominees to stand for election by the holders of the Company’s Class A Common Stock at the 2013 meeting and each of the nominees were elected by a plurality of votes cast by the Class A shares entitled to vote at the meeting. Therefore, in accordance with the voting results listed below, the nominees were elected to serve until the next annual meeting and until their successors are elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Warren T. Braham	2,106,608	591,617	706,547
Allan L. Sher	2,696,911	1,314	706,547

The board of directors nominated six nominees to stand for election by the holders of the Company’s Class B Common Stock at the 2013 meeting and each of the nominees were elected by a plurality of votes cast by the Class B shares entitled to vote at the meeting. Therefore, in accordance with the voting results listed below, the nominees were elected to serve until the next annual meeting and until their successors are elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Leslie H. Goldberg	13,259,237	0	533,460
Ruth E. Macklin	13,259,237	0	533,460
Merle Fabian	13,259,237	0	533,460
Stanley H. Katzman	13,259,237	0	533,460
Cheryl A. Dragoo	13,259,237	0	533,460
Arthur H. Bill	13,259,237	0	533,460

2. To approve an advisory resolution on executive compensation as follows:

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the corporation asked stockholders to approve an advisory resolution on executive compensation, commonly referred to as “say on pay”. In accordance with the voting results listed below, the advisory resolution on executive compensation was approved.

FOR: 15,895,038	AGAINST: 20,908	ABSTAIN: 2,274

3. To conduct an advisory vote on the frequency of future advisory votes on executive compensation as follows:

Pursuant to Section 14A of the Exchange Act, stockholders were asked to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal No. 2 should occur every year, every 2 years or every 3 years. In accordance with the voting results listed below, the stockholders recommend an advisory vote on executive compensation every year. As a result, the Company will have an advisory vote on executive compensation every year.

1 YEAR: 15,899,311	2 YEARS: 4,993	3 YEARS: 8,284	ABSTAIN: 437

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: December 4, 2013	/s/ Leslie H. Goldberg
Leslie H. Goldberg
President